UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 4, 2013

Torch Energy Royalty Trust

(Exact name of registrant as specified in its charter)

Delaware	1-12474	74-6411424
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

Rodney Square North

1100 North Market Street

Wilmington, Delaware 19890

(Address of principal executive offices, including zip code)

302/636-6018

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On December 4, 2013, the Torch Energy Royalty Trust (“Trust”) filed a Current Report on Form 8-K (the “Initial Report”) to report the announcement of a quarterly distribution. This Amendment No. 1 to Current Report on Form 8-K/A, which amends and restates the Initial Report in its entirety, is being filed solely for the purpose of clarifying the per unit reference of the distribution specified in Exhibit 99.1 to the Initial Report which is incorporated herein by reference and as is further modified herein. Specifically, the distribution is 39.4260 cents per unit, not .394260 cents per unit, as originally reported. A copy of the amended press release is furnished with this report as Exhibit 99.1 and is incorporated herein by reference.

The information in this report is being furnished pursuant to Item 2.02 “Results of Operations and Financial Condition”, not filed, for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). This information shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit 99.1	Torch Energy Royalty Trust Press Release dated December 5, 2013 (furnished not filed).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TORCH ENERGY ROYALTY TRUST

By: Wilmington Trust Company, not in its individual capacity but solely as Trustee for the Trust

Date: December 5, 2013	By:	/s/ John M. Beeson, Jr.
John M. Beeson, Jr.
Senior Vice President

(The Trust has no employees, directors or executive officers.)

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 99.1	Torch Energy Royalty Trust Press Release dated December 5, 2013 (furnished not filed).